UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008 (February 25, 2008)

Knight Energy Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-52470	87-0583192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

836 Blue Jay Lane, Coppell, TX  80202

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (770) 777-6795

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On February 25, 2008 the Registrant issued the press release titled “Knight Energy Corp. announces 29% increase in PV-10 from Proved Reserves” included herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release titled “Knight Energy Corp. announces 29% increase in PV-10 from Proved Reserves” issued February 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2008

Knight Energy Corp.

By:	/s/ WILLIAM J. BOSSO
Title:	Chief Executive Officer

Exhibit Index

Exhibit 99.1

Press Release titled “Knight Energy Corp. announces 29% increase in PV-10 from Proved Reserves” issued February 25, 2008.